Results as of March 31, 2009

Safe Harbor and Regulation G Statement

Forward-Looking Statements

Certain statements contained in this presentation and the accompanying tables are "forward-looking statements" within the meaning of the
Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

2

This presentation contains information about Chemed’s EBITDA, Adjusted EBITDA, EBIT, Adjusted EBIT, Adjusted Net Income and Adjusted
Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding
Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA, EBIT, Adjusted EBIT, Adjusted
Net Income and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA, EBIT, Adjusted EBIT,
Adjusted Net Income and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies.  These measures also help Chemed’s management estimate the resources required to meet Chemed’s future financial obligations and expenditures.  Chemed’s EBITDA, Adjusted EBITDA, EBIT, Adjusted EBIT, Adjusted Net
Income and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA margin by dividing Adjusted EBITDA by service revenues and sales.  We calculated
Adjusted EBIT margin by dividing Adjusted EBIT by service revenues and sales.  Adjusted Diluted EPS is calculated by dividing Adjusted Net
Income by the number of diluted average shares outstanding, and Diluted EPS is calculated by dividing Net Income by the number of diluted average shares outstanding.  A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA, EBIT, Adjusted EBIT and Adjusted Net
Income is presented in appendix tables located in the back of this presentation.

Important Information

Chemed filed with the SEC, on April 29, 2009, a definitive proxy statement in connection with its 2009 annual meeting, and is mailing the definitive proxy statement to its stockholders.  Investors and security holders are urged to read the definitive proxy statement relating to the 2009
Annual Meeting and any other relevant documents filed with the SEC (when available) because they contain important information. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents that Chemed files with the SEC (when available) at the SEC’s website at www.sec.gov and Chemed’s website at www.chemed.com. In addition, the definitive proxy statement and other documents filed by Chemed with the SEC (when available) may be obtained from Chemed free of charge by directing a request to
Chemed Corporation, Attn: Investor Relations, Chemed Corporation, 2600 Chemed Center, 255 East Fifth Street, Cincinnati, OH 45202-4726.

Certain Information Regarding Participants

Chemed, its directors and certain executive officers and employees are participants in the solicitation of Chemed’s security holders in connection with its 2009 Annual Meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Chemed’s Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on February 27,
2009, and its definitive proxy statement for the 2009 Annual Meeting, which was filed with the SEC on April 29, 2009. To the extent holdings of
Chemed securities have changed since the amounts printed in the definitive proxy statement for the 2009 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge (when available) from the SEC’s website at www.sec.gov and Chemed’s website at www.chemed.com.

Safe Harbor and Regulation G Statement
(Continued)

Cumulative Results Since the VITAS Acquisition

For the years ended December 31, 2003 through 2008

* Include VITAS results as if VITAS were purchased on January 1, 2003

EPS  and Stock Price   History

(1)

(1)

Adjusted Diluted EPS; see Appendix at the back of this presentation for reconciliation from GAAP reported results to adjusted (non-GAAP) results

(2)

Adjusted for stock splits

(2)

Chemed has delivered strong and consistent EPS to
stockholders since 2003, 53% 5-year CAGR

Chemed – Consolidated Summary of Operations

For the years ended December 31, 2003 through 2008

(in thousands, except per share data)

(1)

(2)

(3)

(4)

(5)

(6)

(7)

Average

Annual

2003

2004

2005

2006

2007

2008

Inc./(Dec.)

(1)

Service Revenues and Sales (a)

260,776

$

734,877

$

915,970

$

1,018,587

$

1,100,058

$

1,148,941

$

34.5%

(2)

EBITDA (c)

30,366

72,310

96,992

129,782

138,470

155,032

38.6%

(3)

Adj. EBITDA (c)

25,118

91,950

120,513

131,373

161,846

161,754

45.1%

(4)

Net Income/(Loss)  (GAAP)

(3,435)

27,512

35,817

50,651

61,641

(b)

67,281

(b)

n.a.

(5)

Adj. Net Income  (c)

7,894

31,893

49,542

58,102

79,277

78,900

58.5%

(6)

Diluted EPS (GAAP)

(0.17)

1.12

1.36

1.90

2.46

2.88

n.a.

(7)

Adj. Diluted EPS  (c) (d)

0.40

1.29

1.88

2.18

3.16

3.38

53.2%

(8)

Diluted Average Shares Outstanding

19,908

24,636

26,299

26,669

25,077

23,374

3.3%

6

Adj. Diluted EPS is calculated by dividing Adj. Net Income by Diluted Average Shares Outstanding, and Diluted EPS is calculated by dividing Net Income by Diluted Average Shares Outstanding

(d)

See footnote (d) below and the Appendix at the back of this presentation for reconciliation from GAAP reported results to adjusted (non-GAAP) results

(c)

Restated for the retrospective adoption of FASB Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments

That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement),” effective January 1, 2009

(b)

Continuing operations

(a)

Chemed - Results from Continuing Operations

(in thousands, except per share data)

(a)

See footnote (b) below and the Appendix at the back of this presentation for reconciliation from GAAP reported results to adjusted (non-GAAP) results

(b)

Adj. Diluted EPS is calculated by dividing Adj. Net Income by Diluted Average Shares Outstanding, and Diluted EPS is
calculated by dividing Net Income by Diluted Average Shares Outstanding

(1)

(2)

(3)

(4)

(5)

(6)

Fav/(Unfav)

Fav/(Unfav)

2007

2008

% Growth

2008

2009

% Growth

(1)

Service Revenues and Sales

$1,100,058

$1,148,941

4.4%

$285,268

$294,938

3.4%

(2)

Net Income

61,641

67,281

9.1%

15,860

19,339

21.9%

(3)

Diluted EPS  (b)

2.46

2.88

17.1%

0.65

0.85

30.8%

(4)

Adj. EBITDA  (a)

161,846

161,754

(0.1%)

36,606

42,224

15.4%

(5)

Adj. EBITDA Margin  (a)

14.7%

14.1%

(0.6) pts.

12.8%

14.3%

   1.5 pts.

(6)

Adj. Net Income (a)

79,277

78,900

(0.5%)

17,731

21,216

19.7%

(7)

Adj. Diluted EPS  (a) (b)

3.16

3.38

7.0%

0.73

0.94

28.8%

(8)

Capital Expenditures

26,640

26,094

2.1%

3,891

3,376

13.2%

Full Year Results

Three Months Ended March 31,

Chemed Corporation Revenue

2008

Chemed

Adjusted EBITDA

14.1%

Chemed

Central Support

1.2%

Roto-Rooter

Central Support

8.3%

Roto-Rooter

COS

16.1%

5.9%

VITAS

Central

Support

54.4%

VITAS

COS

Roto-Rooter

VITAS

2007

Chemed

Adjusted EBITDA

14.7%

Chemed

Central Support

1.1%

Roto-Rooter

Central Support

8.6%

Roto-Rooter

COS

16.2%

6.1%

VITAS

Central

Support

53.3%

VITAS

COS

Roto-Rooter

VITAS

69%

31%

70%

30%

(a)

(a)

(a)

See Appendix at the back of this presentation for reconciliation of EBITDA and Adjusted EBITDA to Net Income

Roto-Rooter Company Overview

Largest provider of plumbing and drain cleaning services in North America

Provides plumbing services to approximately 90% of the United States and 40% of the
Canadian population

Provides plumbing and drain cleaning services in more than 110 company-owned territories and approximately 500 franchise territories

Maintains an estimated 15% of the drain cleaning market and 2-3% share of the same-day service plumbing market

Residential customers represent 57% of revenues, while commercial customers represent 33% of revenues

Adjusted EBITDA     (2008)

Revenues (2008)

(a)

(a)  See Appendix at the back of this presentation for reconciliation of EBITDA and Adjusted EBITDA to Net Income

Chemed Growth Strategy – Roto-Rooter

Continue to increase efficiency

Acquire franchisee territories at reasonable valuations

$175 - $200 million in franchise street sales

Purchase at 4-5 times EBITDA

Minimal capital expenditure

Focus on earnings and cash flow

Company-owned Territories

Roto-Rooter – Summary of Operations
For The Years Ended December 31, 2003 through 2008
(in thousands, except percentages)

(a)

Continuing Operations

(b)

See Appendix at the back of this presentation for reconciliation from GAAP reported results to adjusted (non-GAAP) results

(1)

(2)

(3)

(4)

(5)

(6)

(7)

Average

Annual

2003

2004

2005

2006

2007

2008

Inc./(Dec.)

(1)

Service Revenues and Sales  (a)

260,776

$

276,611

$

297,337

$

319,495

$

344,632

$

340,496

$

5.5%

(2)

EBITDA (b)

30,881

38,314

52,598

59,307

72,030

62,924

15.3%

(3)

Adj. EBITDA  (b)

30,847

42,355

49,234

55,548

69,188

59,922

14.2%

(4)

Adj. EBITDA Margin  (b)

11.8%

15.3%

16.6%

17.4%

20.1%

17.6%

n.a.

(5)

Net Income (GAAP)

13,176

18,795

27,626

32,454

38,971

33,592

20.6%

(6)

Adj. Net Income  (b)

13,176

21,044

25,486

31,203

40,139

33,950

20.8%

Roto-Rooter – Historical Financial Performance

(a)   Reconciliation from GAAP reported results to adjusted (non-GAAP) results is provided in the Appendix at the back of this presentation

($000)

13

(1)

(2)

(3)

(4)

(5)

(6)

Fav/(Unfav)

Fav/(Unfav)

2007

2008

% Growth

2008

2009

% Growth

(1)

Service Revenues and Sales

344,632

$

340,496

$

(1.2%)

86,683

$

86,521

$

(0.2%)

(2)

Net Income (GAAP)

38,971

$

33,592

$

(13.8%)

9,095

$

8,276

$

(9.0%)

(3)

Adj. EBITDA (a)

69,188

59,922

(13.4%)

15,940

14,467

(9.2%)

(4)

Adj. EBITDA Margin (a)

20.1%

17.6%

(2.5) pts.

18.4%

16.7%

(1.7) pts.

(5)

Adj. EBIT (a)

60,769

51,578

(15.1%)

13,845

12,398

(10.5%)

(6)

Adj. EBIT Margin (a)

17.6%

15.1%

(2.5) pts.

16.0%

14.3%

(1.7) pts.

(7)

Capital Expenditures

8,388

7,808

6.9%

2,329

1,474

36.7%

Full Year Results

Three Months Ended March 31,

Future of Roto-Rooter

Continue to Consolidate Franchises

Purchase at reasonable multiples

Avoid over-paying for current acquisitions

Inflates expectations/demands of remaining franchisees

Utilize Cash Flow for:

Purchase of franchises

Acquisition of hospices

Debt pay-down, share buy-back, increased dividends

Roto-Rooter Divestiture Considerations:

If arbitrage of buying at low multiples is exhausted

If after-tax proceeds can be reinvested at higher return, risk adjusted

If Chemed’s capital structure and cash flow without Roto-Rooter provide it significant flexibility to support continued growth of VITAS

If tax-free spin-off creates stockholder value

VITAS Healthcare Company Overview

General

Inpatient

Care

Continuous

Home

Care

Routine

Home

Care

Adjusted EBITDA    2008

Hospice

Program –

Indirect

19.6%

Hospice

Program –

Direct

57.7%

EBITDA

14.3%

Central
Support

8.4%

Medicare Cap

0.03%

Revenues 2008 (Before Cap)

72%

12%

16%

(a)

See Appendix at the back of this presentation for reconciliation of EBITDA and Adjusted EBITDA to Net Income

(a)

Largest provider of hospice services for patients with severe, life-limiting illnesses with approximately 8%
of the U.S. market share

Operates a comprehensive range of hospice services through 45 operating programs in 15 states and the
District of Columbia

Utilizes a standardized model for patient care which is intended to maximize quality and enhance patient satisfaction

Operating statistics:

Service revenues and sales: $208 million (Q1 2009)

Average daily census per established program: approximately 280 ADC, largest approximately 1,300
(Q1 2009)

Average length of stay:  76.6 days  (Q1 2009)

Total of 9,200 employees, including approximately 3,800 nurses and more than 3,200 home health aides and other direct caregivers  (Q1 2009)

Washington, DC

VITAS – Locations & ADC  (as of March 31, 2009)

Inland Empire

(San Bernardino/

Palm Springs)

Orange County

Dallas

Fort Worth

San Antonio

Houston

Central Florida

Brevard

Palm Beach

Dade

Broward

Cincinnati

Philadelphia

New Jersey North

New Jersey West

New Jersey Shore

Delaware

Milwaukee

Chicagoland Central

Chicagoland South

Chicagoland Northwest

Sacramento

Oakland

San Francisco

San Diego

San Gabriel Cities

(Covina)

San Fernando

(Los Angeles & Ventura

County, Encino)

Coastal Cities

(Torrance)

Atlanta

Waterbury, CT

Hartford, CT

Fairfield, CT

Daytona

Pittsburgh

Kansas City

St. Louis

Northern Virginia

Detroit

Richmond

Cleveland

Collier

LaSalle

Columbus

Dayton

17

New Starts   (Revenue < 12 Mos.)

3

Large   (450+ ADC)

5

Medium   (200 – 449 ADC)

Small   (1 – 199 ADC)

20

VITAS – Summary of Operations
For The Years Ended December 31, 2003 through 2008
(in thousands, except percentages)

(a)

(a)

Assumes VITAS was purchased on January 1, 2003

(b)

See Appendix at the back of this presentation for reconciliation from GAAP reported results to adjusted (non-GAAP) results

(1)

(2)

(3)

(4)

(5)

(6)

(7)

Average

Annual

2003

2004

2005

2006

2007

2008

Inc./(Dec.)

(1)

Service Revenues and Sales

441,017

$

531,136

$

618,613

$

699,092

$

755,426

$

808,445

$

12.9%

(2)

EBITDA (b)

42,986

65,685

65,259

89,983

111,131

120,568

22.9%

(3)

Adj. EBITDA  (b)

42,302

64,553

80,455

85,880

103,953

115,278

22.2%

(4)

Adj. EBITDA Margin  (b)

9.6%

12.2%

13.0%

12.3%

13.8%

14.3%

n.a.

(5)

Net Income  (GAAP)

20,158

33,052

34,982

43,546

61,034

64,719

26.3%

(6)

Adj. Net Income  (b)

20,158

32,961

44,659

49,249

59,974

64,425

26.2%

VITAS – Results from Continuing Operations

(a)   Reconciliation from GAAP reported results to adjusted (Non-GAAP) results is provided in the Appendix at the back of this presentation

($000)

19

(1)

(2)

(3)

(4)

(5)

(6)

Fav/(Unfav)

Fav/(Unfav)

2007

2008

% Growth

2008

2009

% Growth

(1)

Service Revenues Before Medicare Cap

755,668

$

808,680

$

7.0%

198,585

$

208,687

$

5.1%

(2)

Medicare Cap

(242)

(235)

2.9%

-

(270)

N/A

(3)

Net Service Revenues and Sales

755,426

$

808,445

$

7.0%

198,585

$

208,417

$

5.0%

(4)

Net Income

61,034

$

64,719

$

6.0%

13,298

$

17,283

$

30.0%

(5)

Adj. EBITDA  (a)

103,953

115,278

10.9%

23,605

31,202

32.2%

(6)

Adj. EBITDA Margin (a)

13.8%

14.3%

0.5 pts.

11.9%

15.0%

3.1 pts.

(7)

Capital Expenditures

18,059

8,797

51.3%

1,520

1,895

(24.7%)

Full Year Results

Three Months Ended March 31,

Future of VITAS

Continue organic growth

Acquisitions

Fragmented industry

Dominated by “Mom & Pop” not-for-profits

Average operating margin in hospice is 4%*

50% of hospices have negative margin*

Economies of scale

Access to reasonably priced capital critical to expansion

Short-term

Long-term

Will “pure play” dominate industry?

Will continuum of care dominate?

Self referral

Control of patient

Consolidation continues

Acquire other healthcare providers

Divest VITAS to diverse healthcare
provider

*Source - MedPac

Government reimbursement structure will drive VITAS’ future

Consolidation

VITAS – Operating Metrics   ($000)

(1)

(2)

(3)

(4)

(5)

(6)

(7)

(8)

(9)

(10)

(11)

(12)

(13)

Operating Metrics

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Q1

(1)

Average Daily Census

(ADC)

10,291

10,704

11,020

11,174

11,309

11,406

11,529

11,660

11,691

11,846

12,033

11,829

11,728

(2)

Admissions

13,773

12,987

12,686

13,291

14,110

13,658

13,436

13,594

15,212

13,956

13,317

13,314

14,168

(3)

Discharges

13,299

12,529

12,525

13,199

14,051

13,359

13,403

13,700

14,992

13,707

13,279

13,693

13,865

(4)

Average Length of Stay

(ALOS) (Days):

72.4

68.0

71.0

75.7

76.9

76.6

76.7

75.7

71.5

73.2

74.1

83.1

76.6

(5)

Median Length of Stay

(Days)

12

13

14

14

13

13

14

14

13

13

15

14

13

(6)

Total Revenue Before

Medicare Cap Reduction

($000)  (d)

$166,057

$172,126

$177,900

$186,907

$183,577

$185,701

$189,188

$197,202

$198,585

$199,048

$204,956

$206,091

$208,687

(7)

Medicare Cap Reduction

-

($599)

($2,611)

($688)

$472

-

($714)

-

-

-

-

($235)

($270)

(8)

Revenue After Medicare

Cap Reduction ($000)

$166,057

$171,527

$175,289

$186,219

$184,049

$185,701

$188,474

$197,202

$198,585

$199,048

$204,956

$205,856

$208,417

(9)

% Routine Home Care

(e)

68.1%

70.2%

70.8%

70.6%

71.6%

72.6%

72.6%

72.6%

71.3%

72.8%

73.0%

72.6%

71.1%

(10)

% InPatient   (e)

13.9%

12.6%

12.3%

12.5%

12.8%

12.2%

12.1%

12.1%

13.1%

12.2%

11.8%

11.4%

12.2%

(11)

% Continuous Care   (e)

18.0%

17.2%

16.9%

16.9%

15.6%

15.2%

15.3%

15.3%

15.6%

15.0%

15.2%

16.0%

16.7%

(12)

% Medicare Cap

0.3%

1.5%

0.4%

0.3%

0.0%

0.4%

0.0%

0.0%

0.0%

0.0%

0.1%

(0.1%)

Direct Care Margins: (a)

(13)

Routine Home Care

47.6%

49.5%

49.1%

49.7%

50.8%

51.1%

51.0%

51.6%

49.5%

51.5%

52.4%

53.3%

51.5%

(14)

In Patient Care

23.1%

20.9%

16.5%

19.4%

20.1%

18.9%

15.9%

18.8%

19.3%

17.8%

16.6%

14.9%

17.4%

(15)

Continuous Care

18.3%

20.3%

17.5%

17.0%

20.0%

17.7%

16.9%

17.6%

16.5%

17.6%

18.0%

20.1%

19.1%

(16)

Gross Profit (Direct and

Indirect) ($000) (b) (c)

$32,461

$34,829

$32,669

$41,872

$41,954

$41,062

$40,249

$45,276

$39,782

$43,518

$48,271

$51,697

$48,786

(17)

Gross Profit Margin (b)

(c)

19.5%

20.3%

18.6%

22.5%

22.8%

22.1%

21.4%

23.2%

20.0%

21.9%

23.6%

25.1%

23.4%

(18)

Pro Forma Selling,

General & Admin Exp (c)

$13,216

$13,702

$13,619

$16,425

$15,904

$16,260

$15,651

$17,288

$16,147

$17,273

$17,100

$17,230

$17,546

(19)

Pro Forma Adjusted

EBITDA ($000)  (c)

$19,349

$21,480

$19,377

$25,675

$26,015

$24,867

$24,632

$28,439

$23,605

$26,277

$31,056

$34,340

$31,202

(20)

Pro Forma Adjusted

EBITDA Margin  (c)

11.7%

12.5%

11.1%

13.8%

14.1%

13.4%

13.1%

14.4%

11.9%

13.2%

15.2%

16.7%

15.0%

2009

2008

2007

2006

(a) Excludes any Medicare cap reduction

(b) Includes any Medicare cap reduction

(d) Includes $1,950 for fourth quarter BNAF adjustment

(e) Excludes $1,950 for fourth quarter BNAF adjustment

(c) Excludes depreciation, amortization

Appendix

Medicare Hospice Spending  (in billions)

Source:  MedPAC Report - 03/06/2008

  20% Compounded annual growth rate from 1999 to 2007

$2.4

$2.9

$3.8

$4.6

$6.8

$5.7

$7.9

$8.9

$10.0

A-2a

A-2b

(continued)

(1)

(2)

(3)

(4)

(5)

(6)

2003

2004

2005

2006

2007

2008

Reconciliation of Adjusted EBITDA

(1)

Net income

20,158

$

33,052

$

34,982

$

43,546

$

61,034

$

64,719

$

(2)

Discontinued operations

-

(91)

(1,477)

4,872

(1,201)

-

(3)

Interest expense

-

128

153

191

146

155

(4)

Income taxes

13,543

22,447

20,097

28,705

35,722

38,710

(5)

Depreciation

5,100

6,192

7,557

8,753

11,446

13,000

(6)

Amortization

4,185

3,957

3,947

3,916

3,984

3,984

(7)

EBITDA

42,986

65,685

65,259

89,983

111,131

120,568

Add/(deduct)

(8)

Legal expenses of OIG investigation

-

-

637

1,068

227

46

(9)

Lawsuit settlement

-

-

17,350

272

-

-

(10)

Interest income

(684)

(373)

(237)

(114)

(151)

(137)

(11)

Intercompany interest income

-

(759)

(2,554)

(5,329)

(7,254)

(5,199)

(12)

Adjusted EBITDA

42,302

$

64,553

$

80,455

$

85,880

$

103,953

$

115,278

$

Reconciliation of Adjusted Net Income

(13)

Net income

20,158

$

33,052

$

34,982

$

43,546

$

61,034

$

64,719

$

(14)

Add/(deduct):

(15)

Discontinued operations

-

(91)

(1,477)

4,872

(1,201)

-

(16)

Legal expenses of OIG investigation

-

-

397

662

141

28

(17)

Lawsuit settlement

-

-

10,757

169

-

-

(18)

Prior-period tax adjustments

-

-

-

-

-

(322)

(19)

Adjusted net income

20,158

$

32,961

$

44,659

$

49,249

$

59,974

$

64,425

$

(a)

Assumes VITAS was purchased on January 1, 2003

VITAS HEALTHCARE GROUP

RECONCILIATION OF ADJUSTED EBITDA and ADJUSTED NET INCOME

FOR THE YEARS ENDED DECEMBER 31, 2003 THROUGH 2008  (a)

(IN THOUSANDS)

2600 Chemed Center

255 East 5th Street

Cincinnati, OH  45202

(513) 762-6900 Phone

(513) 762-6919 Fax

www.chemed.com

Kevin J. McNamara

President and CEO

kevin.mcnamara@chemed.com

David P. Williams

EVP and CFO

dwilliams@chemed.com

Sherri L. Warner

Investor Relations

sherri.warner@chemed.com